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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2001




                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)


        Delaware                                     1-8597                              94-2657368
(State or other jurisdiction                  (Commission File Number)        (IRS Employer Identification No.)
     of incorporation)


       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5.  Other Events.

On July 20, 2001, The Cooper Companies, Inc. issued a press release commenting on contact lens revenue and reiterating guidance for fiscal year 2001. This release is filed as an exhibit hereto and is incorporated by reference herein.

Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.


ITEM 7.  Financial Statements and Exhibits.

                  (c) Exhibits.

Exhibit
  No.             Description
-------           -----------
99.1              Press Release dated July 20, 2001 of The Cooper Companies, Inc.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE COOPER COMPANIES, INC.




                                       By   /s/ Rodney E. Folden
                                          --------------------------------
                                            Rodney E. Folden
                                            Assistant
                                            Corporate Controller

Dated:  July 23, 2001






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                                  EXHIBIT INDEX

Exhibit                                                                                 Sequentially
  No.             Description                                                           Numbered Page
-------           -----------                                                           -------------
99.1              Press Release dated July 20, 2001 of The Cooper
                  Companies, Inc.
